Schedule of Investments(a)
Invesco Real Assets ESG ETF (IVRA)
July 31, 2025
(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.56%
Consumer Staples-0.59%
Archer-Daniels-Midland Co.	1,498	$81,162
Energy-28.36%
Cheniere Energy, Inc.	2,269	535,212
Enbridge, Inc. (Canada)	12,251	556,038
Gibson Energy, Inc. (Canada)(b)	5,810	104,975
Keyera Corp. (Canada)	5,430	170,847
Kinder Morgan, Inc.	16,769	470,538
ONEOK, Inc.	6,134	503,663
Pembina Pipeline Corp. (Canada)(b)	9,358	348,586
Targa Resources Corp.	2,578	429,005
TC Energy Corp. (Canada)	6,522	312,101
Williams Cos., Inc. (The)	7,690	461,016
		3,891,981
Materials-12.85%
Agnico Eagle Mines Ltd. (Canada)	581	72,285
Corteva, Inc.	4,285	309,077
First Quantum Minerals Ltd. (Zambia)(c)	1,260	21,225
Freeport-McMoRan, Inc.	6,313	254,035
International Paper Co.	4,136	193,317
Lundin Mining Corp. (Chile)	11,736	120,115
Newmont Corp.	3,939	244,612
Nutrien Ltd. (Canada)	2,725	162,035
Smurfit WestRock PLC	5,132	227,758
West Fraser Timber Co. Ltd. (Canada)	2,300	159,805
		1,764,264
Real Estate-49.00%
Alexandria Real Estate Equities, Inc.	2,622	200,399
American Tower Corp.	2,295	478,255
AvalonBay Communities, Inc.	984	183,299
Brixmor Property Group, Inc.	11,471	299,737
Crown Castle, Inc.	1,931	202,929
Digital Realty Trust, Inc.	1,238	218,433
EastGroup Properties, Inc.	322	52,563
Equinix, Inc., REIT	542	425,562
Equity LifeStyle Properties, Inc.	3,067	183,775
Equity Residential	3,425	216,460
Extra Space Storage, Inc.	796	106,950
Federal Realty Investment Trust	3,355	309,197
Healthpeak Properties, Inc.	15,719	266,280
Host Hotels & Resorts, Inc.	11,393	179,098
Invitation Homes, Inc.	2,033	62,311
Kimco Realty Corp.	4,835	102,647
PotlatchDeltic Corp.	1,566	64,034
Prologis, Inc., REIT	7,324	782,057
Public Storage	1,116	303,485
	Shares	Value
Real Estate-(continued)
Realty Income Corp., REIT	2,862	$160,644
Regency Centers Corp.	2,338	166,933
Rexford Industrial Realty, Inc.(b)	8,989	328,368
SBA Communications Corp., Class A	340	76,405
Simon Property Group, Inc.	2,035	333,313
Ventas, Inc.	3,194	214,573
Welltower, Inc., REIT	3,340	551,334
Weyerhaeuser Co.	10,239	256,487
		6,725,528
Utilities-8.76%
American Water Works Co., Inc.	366	51,328
CenterPoint Energy, Inc.(b)	1,118	43,401
Consolidated Edison, Inc.	1,259	130,306
Edison International	2,012	104,865
Essential Utilities, Inc.	5,829	214,507
Eversource Energy	635	41,974
Sempra	7,541	615,949
		1,202,330
Total Common Stocks & Other Equity Interests (Cost $12,883,513)		13,665,265
Money Market Funds-0.33%
Invesco Government & Agency Portfolio, Institutional Class, 4.25%(d)(e) (Cost $44,654)	44,654	44,654
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.89% (Cost $12,928,167)		13,709,919
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.00%
Invesco Private Government Fund, 4.32%(d)(e)(f)	152,175	152,175
Invesco Private Prime Fund, 4.46%(d)(e)(f)	397,282	397,361
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $549,536)		549,536
TOTAL INVESTMENTS IN SECURITIES-103.89% (Cost $13,477,703)		14,259,455
OTHER ASSETS LESS LIABILITIES-(3.89)%		(533,624)
NET ASSETS-100.00%		$13,725,831
See accompanying notes which are an integral part of this schedule.

Invesco Real Assets ESG ETF (IVRA)—(continued)
July 31, 2025
(Unaudited)
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at July 31, 2025.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2025.

	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$153,643	$750,460	$(859,449)	$-	$-	$44,654	$2,104
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	291,212	5,232,017	(5,371,054)	-	-	152,175	8,175 *
Invesco Private Prime Fund	841,753	12,290,393	(12,734,681)	-	(104)	397,361	21,959 *
Total	$1,286,608	$18,272,870	$(18,965,184)	$-	$(104)	$594,190	$32,238

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$13,665,265	$-	$-	$13,665,265
Money Market Funds	44,654	549,536	-	594,190
Total Investments	$13,709,919	$549,536	$-	$14,259,455